SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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TELEGLOBE INTERNATIONAL HOLDINGS LTD

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EXPLANATORY NOTE

The materials below constitute a reproduction of the slides used in a presentation to employees of Teleglobe International Holdings Ltd (“Teleglobe”) and its subsidiaries with respect to the Agreement and Plan of Amalgamation, dated as of July 25, 2005, by and among Videsh Sanchar Nigam Limited (“VSNL”), VSNL Telecommunications (Bermuda) Ltd. (“Amalgamation Sub”) and Teleglobe, and the proposed amalgamation contemplated thereby.

IMPORTANT INFORMATION

Teleglobe plans to file with the SEC and mail to its shareholders a proxy statement in connection with the proposed amalgamation. Investors should carefully review such proxy statement when it is filed with the SEC before making any decision concerning the proposed amalgamation. The proxy statement will contain important information about Teleglobe, VSNL, Amalgamation Sub, the proposed amalgamation and related matters and, once filed, investors will be able to obtain this document and other relevant documents for free at the SEC’s internet web site: www.sec.gov, and at Teleglobe’s internet web site: www.teleglobe.com.

Teleglobe, VSNL, Amalgamation Sub and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Teleglobe’s shareholders in connection with the proposed amalgamation. Information concerning Teleglobe’s participants in such solicitation is set forth in Teleglobe’s Form 10-K filed with the SEC on March 17, 2005. Information concerning the participants of VSNL and Amalgamation Sub in such solicitation is set forth in the Form 20-F filed by VSNL with the SEC on September 29, 2004 and the Forms 6-K filed by VSNL with the SEC on October 27, 2004, April 11, 2005, May 10, 2005 and June 7, 2005.

FORWARD-LOOKING STATEMENTS

Teleglobe has included in this filing forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including all statements concerning future or expected events or results. Actual results could differ materially from those projected in Teleglobe’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the risks and uncertainties described in Teleglobe’s filings with the SEC.

July 25, 2005

All-sites, All-Hands Update

Slide 1

Agenda

•	Announcement

•	Transaction Rationale

•	Who The Partner Is

•	What This Means For Teleglobe

•	What This Means For You

•	Timing

•	Teleglobe Accomplishments and 2005 Second Half Focus

•	Questions

Slide 2

Announcement

Teleglobe has entered into an agreement

to be acquired by VSNL,

a leading telecom provider based in India,

for $176 million plus

assumption of debt. The per share

consideration amounts to $4.50 and is payable in cash.

Slide 3

Transaction Rationale

•	Easier for Teleglobe to grow with a partner than standalone

•	Pricing pressure, scale and investment requirements

•	Acquisitions considered

•	Highly complimentary for both parties

•	VSNL acquires a leading international carrier with a deep customer base and high quality network

•	Attracted by quality of Teleglobe’s assets and expertise of it’s people

•	Teleglobe obtains a large growth oriented telecom parent anchored in one of the world’s fastest growing markets

Slide 4

Who The Partner Is

What you may know about VSNL

•	A long term bilateral trading partner of Teleglobe

•	Incumbent International Carrier of India

•	International Voice

•	Enterprise Data

•	A heritage similar to Teleglobe’s

•	From 1947, Overseas Communication Service, a Government Department

•	Became Videsh Sanchar Nigam Limited (VSNL), a wholly government owned company in 1986

Slide 5

VSNL

•	Privatized in 2002

•	Part of the Tata Group that holds about 46% stake

•	Revenues of approximately $750M (US)

•	1700+ employees

•	Recently acquired Tyco Global Network and its extensive submarine cable systems

Slide 6

VSNL and Tata

What you may not know about Tata

•	Tata is one the largest and one of the most respected conglomerates in India

•	Established in 1874, now with operations in over 40 countries

•	Holdings in Steel, Autos, Chemicals, Hotels, IT consulting (TCS) Consumer Goods, Tea (Tetley)

•	Over $17B in revenues and $33B market cap

•	Over 220,000 employees

•	Tata Teleservices

•	First 3G CDMA wireless carrier in India

•	Ranked by Businessworld as one of the top “Great places to work”

Slide 7

Tata Telecom and India

•	India is one the fastest growing telecom markets

•	Mobile growth of 39% CAGR

•	Bandwidth demand of 52% CAGR

•	Still experiencing fixed line growth of 5% CAGR

•	Tata is committed to be a leader in integrated telecom services

•	Investing $7.5 B in telecom

•	Objective of achieving market leadership in all sectors served

Slide 8

What This Means For Teleglobe

•	A new financially strong parent with aggressive growth and investment plans in telecom

•	A retail “National Anchor” in a fast growing market

•	An extensive international cable network

•	An extensive development capability for new products and services

An Opportunity To Grow And Prosper As Part

Of A Large Dynamic Telecom Group

Slide 9

What This Means For You

•	After closing

•	Your service with Teleglobe will be credited by the buyer, subject to applicable law

•	For at least one year, benefits will be no less favourable in the aggregate than those currently available

•	Unions will be governed by the terms of their respective agreements

•	Stock Options

•	All options shall be terminated and cancelled immediately prior to the closing;

•	If the exercise price per share is below $4.50, you will receive a payment within 5 business days after the closing of:

•	The difference between the exercise price and $4.50, times the number of options (both vested and unvested)

Slide 10

Timing

•	Transaction expected to close in Q4 05 or Q1 06

•	Subject to customary regulatory and other government approvals and notices in Canada, US and other countries as well as Shareholders’ approval

Slide 11

Between Now and Closing

•	Business as usual

•	Focus on Customers

•	Execution of priorities

•	Grow revenue!

•	Customer and Supplier communications

•	Continued employee communication

Slide 12

Teleglobe Accomplishments

•	The first integrated international VoIP and TDM network

•	Unified routing and automation

•	Network expansion back into Europe and Asia

•	Strengthened IP presence in all regions

•	Solidified Teleglobe’s position as the world leader in GSM roaming conversion

•	Launched an exciting set of new services targeting mobile carriers

•	Invested $60M in capital back into the business

•	Significant back-office projects

•	Increased overall staffing from 650 to 850

Slide 13

2005 Second Half Focus

•	Voice Momentum

•	Execution on Voice initiatives

•	Quality improvement

•	Meet Revenue Plan

•	Relentless focus on Customers and Revenue Generation

•	SG&A Controls

•	Contain discretionary expenses

•	New Product Introductions

•	Accelerate product launches

•	Develop Strategic Plan with VSNL

Slide 14

Questions?

Slide 15